INNOVATIVE ALTERNATIVE INVESTMENT PRODUCTS FOR THE INVESTING PUBLIC

DISCLOSURES

An investment in FS Investment Corporation is subject to significant risks and may be considered speculative. A more detailed description of the risk factors is found in the section of the prospectus entitled "Risk Factors." You should read and understand all of these risk factors before making your decision to invest in shares of our common stock.

- We are a new company and have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- FB Income Advisor, LLC, our investment adviser ("FB Advisor"), has no prior experience managing a business development company or a regulated investment company, or RIC, and may not be able to achieve our investment objectives.
- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.
- The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Portions of the distributions that we make may represent a return of capital to you.
- We intend to qualify as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.
- As a result of the annual RIC distribution requirement, we may need to raise cash or make borrowings to fund new investments. These sources of funding may not be available to us on acceptable terms, if at all.
- We are subject to financial market risks including changes in interest rates which may have a substantial negative impact on our investments.
- A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our investments.
- We have not identified specific investments that we will make, and therefore you will not have the opportunity to evaluate our investments prior to purchasing shares.
- We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments. For our senior secured and second lien loans, the collateral securing these investments may decrease in value over time. Mezzanine debt investments are typically unsecured, and this may involve an above-average amount of risk, including a loss of principal.
- The potential for FB Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case or increase portfolio leverage in order to earn higher base management fees.
- This is a "best efforts" offering and if we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make.
- FB Advisor, its affiliates and GDFM face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments.
- The purchase price at which you purchase shares will be determined at each monthly closing date and may be higher or lower than the prior monthly closing price per share.
- If we borrow funds to make investments, we would be exposed to the risk of leverage, which magnifies the potential for gain and loss on amounts invested.
- Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.
- Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These conditions may make it more difficult for us to achieve our investment objectives.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus.

This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

FS INVESTMENT CORPORATION
A Business Development Company

FS[2] Capital Partners LLC > 801 North Orange Ave. > Suite 815 > Orlando, FL 32801
877-372-9880 > www.fs2cap.com >Member FINRA/SIPC

PRIVATE ACCESS

FS INVESTMENT CORPORATION
A Business Development Company

Capital Preservation and Income

Franklin Square Capital Partners, FS Investment Corporation's sponsor, was formed to bring innovative, publicly registered alternative investment products to the investing public—managed by leading alternative asset managers. FS[2] Capital Partners, LLC (member FINRA/SIPC), an affiliate of Franklin Square Capital Partners, is the dealer manager for the FS Investment Corporation offering.

FS Investment Corporation is an investment fund focused on a fixed income alternative asset class—secured corporate loans. We aim to bring advisors and their clients innovative alternative investment strategies focused on capital preservation and income. Traditionally, only large institutional investors and wealthy family offices have had access to the types of alternative investments we offer.

Investment Focus

FS Investment Corporation is a non-traded BDC. Our investment focus is on first lien senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans, or mezzanine loans, of private U.S. companies.

Senior secured loans represent the senior-most obligations of a company and have the first claim on its assets and cash flows. As a result, these loans generally carry the least risk among all investments in a company.

COMPANY'S CAPITAL STRUCTURE

- SENIOR SECURED LOANS (First and Second Lien)
- SENIOR UNSECURED LOANS (High Yield Corporate Bonds/ Mezzanine Loans)
- EQUITY

COLLATERAL

- ACCOUNTS RECEIVABLE
- INVENTORY
- PLANT + PROPERTY + EQUIPMENT

While the companies we invest in have strong cashflow and profitability, many underlying FS Investment Corporation loans are senior secured, which means they are secured further by the company's collateral.

Portfolio Benefits

FS Investment Corporation's portfolio is intended to have reduced correlation with equity and bond market indices. As such, it is intended to provide diversification to a traditional investment portfolio. Further, because we predominantly invest in floating rate instruments, FS Investment Corporation is designed to provide a hedge against inflation and rising interest rates. Portfolio performance is as follows:

As of December 31, 2009

	YTD	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
ANNUAL TOTAL RETURN (After all fees and commissions)	20.6%*	20.6%*	—	—	20.6%*
	Current Distribution Yield: 7.2%**				

Past performance is no guarantee of future results

* "Annual Total Return" is the compounded annual percentage return an investor received for the highlighted period, net of all fees and commissions, and taking into account all cash distributions and stock splits during such period. The calculation assumes that the investor purchased shares at FS Investment Corporation's public offering price as of the beginning of such period and reinvested all distributions pursuant to FS Investment Corporation's Distribution Reinvestment Plan. Valuation as of the end of the applicable period is based on 90% of the public offering price per share of FS Investment Corporation's common stock as of January 1, 2010, which reflects the method utilized by FS Investment Corporation in calculating the repurchase price to be paid to holders of its common stock pursuant to its share repurchase program. Past performance is not a guarantee of future results.

** The ordinary cash distribution per share declared for the month of December 2009 ($0.0625) is annualized without compounding and expressed as a percentage of FS Investment Corporation's current public offering price of $10.40 per share to arrive at the "Current Distribution Yield." Distribution amounts are subject to change.

Sub-Advisor

The Blackstone Group is a leading global alternative asset manager with over $100 billion of assets under management. Its subsidiary, GSO/Blackstone Debt Funds Management, or GDFM, serves as FS Investment Corporation's investment sub-adviser. GSO, the global credit platform of The Blackstone Group and the parent of GDFM, manages more than $24 billion in fixed income and alternative assets and employs more than 140 professionals operating in three offices in the U.S. and abroad. FB Income Advisor, LLC, our investment adviser, uses GSO's expertise to analyze private debt investments. Further, as one of the largest credit platforms in the private debt market, GSO's scale affords us access to significant transaction flow.

REPRESENTATIVE HOLDINGS*

- 1.800.CONTACTS
- ASURION
- CAMELBAK
- CICI'S PIZZA
- COREL
- DTN
- ENERGY FUTURE HOLDINGS (TXU)
- FIRST DATA
- GLOBAL TEL-LINK
- HARLAND CLARKE
- KING PHARMACEUTICALS
- PIERRE FOODS
- VERTELLUS
- WEST CORP

INDUSTRY ALLOCATION*



3.6%
3.9%
4.6%
5.7%
6.8%
9.4%
10.7%
10.9%
12.6%
31.8%

31.8% Information Technology 12.6% Telecommunication Services 10.9% Industrials 10.7% Consumer Discretionary 9.4% Energy 6.8% Financials 5.7% Materials 4.6% Consumer Staples 3.9% Healthcare 3.6% Utilities

* Information concerning representative portfolio holdings and industry concentration is as of December 31, 2009. Portfolio holdings are subject to change and, accordingly, there can be no assurance that FS Investment Corporation will continue to hold positions in the companies identified above or with the industry diversification set forth above. While FS Investment Corporation seeks to diversify its portfolio holdings across industries, there can be no assurance that it will be able to do so.

Investment Guidelines

FS Investment Corporation's target market includes a wide range of companies, from large, well-recognized names to established middle-market firms. We select companies for the FS Investment Corporation portfolio based on the following characteristics:

- STRONG CASH FLOWS AND PROFITABILITY
- LEADING, DEFENSIBLE MARKET POSITIONS
- PROVEN MANAGEMENT TEAMS AND TRACK RECORDS
- FINANCIAL SPONSORS HAVE INVESTED EQUITY CAPITAL AND HAVE INCENTIVE TO SUPPORT THE COMPANY
- DIVERSIFIED BUSINESSES
- VIABLE PATH TO EXIT OUR INVESTMENT

What is a BDC?

Business Development Companies (BDCs) are registered with the SEC and are regulated under the Investment Company Act of 1940. They offer individual investors access to private debt, an asset class that typically has been dominated by high net worth and institutional investors. For complete transparency, all assets are held with an independent custodian and operations/reporting are subject to federal securities laws, including the Sarbanes-Oxley Act.

ADDITIONAL INFORMATION

Offering Type:
Public offering of shares of common stock

Maximum Offering Size:
150 million shares

Price per Share:*
$10.00 (initial offering price per share)
$10.40 (current offering price per share)

Minimum Investment:
$5,000 per individual; additional purchases available in increments of $500**

Distribution Payment Schedule:
Declared monthly, paid quarterly, if approved by the Board of Directors***

Exit Strategy:
Liquidate the portfolio, list the company or merge between five and seven years following completion of our offering stage***

Investor Suitability:
Minimum of $70,000 annual net income and $70,000 net worth OR $250,000 net worth required, subject to higher standards which may be imposed by individual states.

* Subject to terms of the offering.
** The investment minimum for subsequent purchases does not apply to shares purchased through our distribution reinvestment plan. Volume discounts apply. See our prospectus for details.
*** There are no assurances that these objectives will be met.